[logo] M F S(R)                                                    ANNUAL REPORT
INVESTMENT MANAGEMENT                                             FOR YEAR ENDED
                                                                   JUNE 30, 2001

[graphic omitted]

                         MFS(R) INSTITUTIONAL
                         REAL ESTATE
                         INVESTMENT FUND

MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND

TRUSTEES                                                     INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive            Massachusetts Financial Services
Officer, MFS Investment Management(R)                        Company
                                                             500 Boylston Street
Nelson J. Darling, Jr.+ - Private investor and trustee       Boston, MA 02116-3741

William R. Gutow+ - Private investor and real estate         DISTRIBUTOR
consultant; Vice Chairman, Capitol Entertainment             MFS Fund Distributors, Inc.
Management Company (video franchise)                         500 Boylston Street
                                                             Boston, MA 02116-3741
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                           INVESTOR SERVICE
                                                             MFS Service Center, Inc.
PORTFOLIO MANAGERS                                           P.O. Box 2281
Joseph H. Bozoyan**                                          Boston, MA 02107-9906
John T. Donnelly**
Thomas V. Pedulla**                                          For additional information, contact your
                                                             investment professional
TREASURER
James O. Yost*                                               CUSTODIAN
                                                             State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                             AUDITORS
Robert R. Flaherty*                                          Deloitte & Touche LLP
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

 * MFS Investment Management
** Sun Capital Advisers, Inc.
 + Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The fund commenced operations on December 29, 2000. From that date until June 30, 2001, the fund posted a total return of 8.30%, including the reinvestment of any distributions. This compares to a return of 10.39% over the same period for the fund's benchmark, the Morgan Stanley Real Estate Investment Trust (REIT) Index (the Morgan Index). The Morgan Index is an unmanaged, total return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. During the same period, the average REIT fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.79%.

Retail Real Estate Investment Trusts (REITs) were the best performers for the fund during the first half of the year. Compelling valuations and high dividend yields have been the primary reasons for their strong performance year-to-date. Despite the slowing economy and its effects on retailers and retail REITs, we believe that well located, quality shopping centers and malls could continue to do well going forward.

Not surprisingly, our retail REIT holdings contributed positively to the fund's overall return during the period, as retail REITs such as Developers Diversified, IRT Property, and Macerich were among our top performers.

The stocks that hurt the fund's performance included two apartment REITs with exposure to northern California, AvalonBay Communities and BRE Properties. We believe that both are excellent companies with high-quality assets, but each has had significant exposure to northern California, which has experienced rental declines owing to the dot.com fallout in the technology sector. Over the long term, we still feel this REIT market could perform well because California has been undersupplied with residential units, such as apartments, condominiums, and single-family homes.

The overall weakness in the U.S. economy led us to take a more defensive posture in the portfolio during the period. For example, we eliminated our holdings in the lodging sector, because we believe that fundamentals will continue to get worse before they get better and that valuations in that area are not reflective of the poor industry conditions that we have seen. We remained overweighted in the apartment area because we are high on the fundamentals that drive the sector. Most significantly, our research indicates that the two demographic groups most likely to rent apartments -- young people ages 20 to 24 forming households for the first time and individuals in their 50's whose children have moved away from home -- are growing. Moreover, the apartment markets appear to us to be in the best shape of any property type, with no geographical markets suffering due to excess supply. The portfolio was also overweighted in the industrial sector versus the Morgan Index. This property type has been known historically for its low volatility as opposed to other property types, mainly because of short construction cycles and a relative lack of speculative construction. The shopping center sector is another area that we like. In particular, we like shopping centers that have grocery stores as their primary tenant because grocery stores have tended to maintain stability regardless of the economic environment.

We feel that REITs still represent an excellent value, particularly in light of the uncertain times experienced by the broader equity market. Although past performance is no guarantee of future results, the average dividend yield for REITs has outpaced 10-year Treasury yields year-to-date, and the Morgan Stanley REIT Index has outperformed the total return of most other major stock market indices in that same time frame. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In addition, industry estimates predict that REITS could grow their Funds from Operations (FFO), the REIT equivalent of earnings, by eight percent in 2001. By comparison, other industry estimates have predicted negative growth for the Standard & Poor's 500 Stock Index (the S&P 500) for 2001. (The S&P 500 is an unmanaged, but commonly used measure of common stock total return performance.) With technology fundamentals still weak and other sectors of the economy struggling, investors have considered the high dividend yields and compelling valuations that REITs offer and have found them very attractive.

Given these positive valuation estimates and statistics, combined with what we believe are reasonably healthy real estate fundamentals, REITs could offer very good total return prospects, and we will continue to look for appreciation throughout the remainder of the year that is commensurate with FFO growth.

     Respectfully,

 /s/ Joseph H. Bozoyan                               /s/ John T. Donnelly

     Joseph H. Bozoyan                                   John T. Donnelly
     Portfolio Manager                                   Portfolio Manager

 /s/ Thomas V. Pedulla

     Thomas V. Pedulla
     Portfolio Manager

The opinions expressed in this report are those of Sun Capital Advisers and MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Capital appreciation is the main objective and the secondary objective is to provide current income and growth of income.

Commencement of investment operations: December 29, 2000

Size: $3.3 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001. Index information is from January 1, 2001.)

               Morgan Stanley                     MFS Institutional
                   REIT                              Real Estate
                   Index                           Investment Fund

12/00           $3,000,000                            $3,000,000
 6/01           $3,311,566                            $3,249,000

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

                                                                         Life*
------------------------------------------------------------------------------
Cumulative Total Return                                                 +8.30%
------------------------------------------------------------------------------

COMPARATIVE INDICES                                                      Life*
------------------------------------------------------------------------------
Average real estate funds+                                             + 7.79%
------------------------------------------------------------------------------
Morgan Stanley REIT Index#                                             +10.39%
------------------------------------------------------------------------------

 * For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001. Index information is from January 1, 2001.
 + Source: Lipper Inc.
 # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FINAL DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small companies is riskier than investing in more-established companies.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic or regulatory developments than a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2001

Real Estate Investment Trusts - 98.2%
----------------------------------------------------------------------------
ISSUER                                                   SHARES        VALUE
----------------------------------------------------------------------------
  Apartments - 23.2%
    Amli Residential Properties Trust                     4,219   $  103,787
    Apartment Investment & Management Co., "A"            4,330      208,706
    Avalonbay Communities, Inc.                           3,866      180,735
    BRE Properties, Inc.                                  3,920      118,776
    Equity Residential Properties Trust                   2,501      141,432
                                                                  ----------
                                                                  $  753,436
----------------------------------------------------------------------------
  Hotels - 1.9%
    MeriStar Hospitality Corp.                            2,559   $   60,776
----------------------------------------------------------------------------
  Mixed - 11.2%
    Duke Realty Corp.                                     5,128   $  127,431
    Reckson Associates Realty Corp.                       6,299      144,877
    Spieker Properties, Inc.                              1,548       92,803
                                                                  ----------
                                                                  $  365,111
----------------------------------------------------------------------------
  Office - 24.0%
    Equity Office Properties Trust                        8,511   $  269,203
    Highwoods Properties, Inc.                            4,649      123,896
    Mack-Cali Realty Corp.                                4,897      139,467
    SL Green Realty Corp.                                 8,192      248,300
                                                                  ----------
                                                                  $  780,866
----------------------------------------------------------------------------
  Regional Malls - 13.1%
    CBL & Associates Properties, Inc.                     4,170   $  127,977
    General Growth Properties, Inc.                       3,309      130,242
    Macerich Co.                                          4,180      103,664
    Simon Property Group, Inc.                            2,176       65,215
                                                                  ----------
                                                                  $  427,098
----------------------------------------------------------------------------
  Shopping Centers - 9.1%
    Developers Diversified Reality Corp.                  4,474   $   82,232
    IRT Property Co.                                      7,218       78,604
    Kimco Reality Corp.                                   2,814      133,243
                                                                  ----------
                                                                  $  294,079
----------------------------------------------------------------------------
  Storage - 4.5%
    Public Storage, Inc.                                  4,963   $  147,153
----------------------------------------------------------------------------
  Triple Net Lease - 0.5%
    Franchise Finance Corporation of America                601   $   15,091
----------------------------------------------------------------------------
  Warehouse and Industrial - 10.7%
    CenterPoint Properties Corp.                          2,760   $  138,552
    First Industrial Realty Trust, Inc.                   2,245       72,154
    ProLogis Trust                                        6,067      137,842
                                                                  ----------
                                                                  $  348,548
----------------------------------------------------------------------------
Total REITs (Identified Cost, $3,019,524)                         $3,192,158
----------------------------------------------------------------------------

Short-Term Obligations
----------------------------------------------------------------------------
ISSUER                                                   SHARES        VALUE
----------------------------------------------------------------------------
  Mutual Funds
    State Street Global Advisers Money Market Fund
      (Amortized Cost, $557)                                557   $      557
----------------------------------------------------------------------------
Total Investments (Identified Cost, $3,020,081)                   $3,192,715

Other Assets, Less Liabilities - 1.8%                                 57,320
----------------------------------------------------------------------------
Net Assets - 100.0%                                               $3,250,035
----------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------
JUNE 30, 2001
---------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,020,081)      $3,192,715
  Cash                                                          7,853
  Receivable from investment adviser                           55,856
  Interest and dividends receivable                            13,041
                                                           ----------
      Total assets                                         $3,269,465
                                                           ----------
Liabilities:
  Payable to affiliates -
    Management fee                                         $      124
    Shareholder servicing agent fee                                 1
    Administrative fee                                              3
  Accrued expenses and other liabilities                       19,302
                                                           ----------
      Total liabilities                                    $   19,430
                                                           ----------
Net assets                                                 $3,250,035
                                                           ==========
Net assets consist of:
  Paid-in capital                                          $3,000,200
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies           172,634
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              11,079
  Accumulated undistributed net investment income              66,122
                                                           ----------
      Total                                                $3,250,035
                                                           ==========
Shares of beneficial interest outstanding                   300,020
                                                            =======

Net asset value, offering price, and redemption price
  per share (net assets / shares of beneficial interest
  outstanding)                                               $10.83
                                                             ======

See notes to financial statements.

Statement of Operations
---------------------------------------------------------------------
PERIOD ENDED JUNE 30, 2001*
---------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                              $   85,494
    Interest                                                    6,890
                                                           ----------
      Total investment income                              $   92,384
                                                           ----------
  Expenses -
    Management fee                                         $   10,468
    Shareholder servicing agent fee                               112
    Administrative fee                                            259
    Registration fees                                          15,933
    Auditing fees                                              15,000
    Printing                                                    3,449
    Legal fees                                                  1,925
    Custodian fee                                               1,374
    Miscellaneous                                              19,831
                                                           ----------
      Total expenses                                       $   68,351
    Fees paid indirectly                                         (532)
    Reduction of expenses by investment adviser               (55,856)
                                                           ----------
      Net expenses                                         $   11,963
                                                           ----------
        Net investment income                              $   80,421
                                                           ----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                           $   (3,220)
  Change in unrealized appreciation on investments            172,634
                                                           ----------
      Net realized and unrealized gain on investments
        and foreign currency                               $  169,414
                                                           ----------
          Increase in net assets from operations           $  249,835
                                                           ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------
PERIOD ENDED JUNE 30, 2001*
---------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $   80,421
  Net realized loss on investments and foreign currency
    transactions                                               (3,220)
  Net unrealized gain on investments and foreign currency
    translation                                               172,634
                                                           ----------
    Increase in net assets from operations                 $  249,835
                                                           ----------
Net increase in net assets from fund share transactions    $3,000,200
                                                           ----------
      Total increase in net assets                         $3,250,035
Net assets:
  At beginning of period                                   $     --
                                                           ----------
  At end of period (including accumulated undistributed
    net investment income of $66,122)                      $3,250,035
                                                           ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 2001*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $    10.00
                                                           ----------
Income from investment operations# -
  Net investment income(S)                                 $     0.27
  Net realized and unrealized gain on investments
    and foreign currency transactions                            0.56
                                                           ----------
      Total from investment operations                     $     0.83
                                                           ----------
Net asset value - end of period                            $    10.83
                                                           ==========
Total return                                                     8.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     0.84%+
  Net investment income                                          5.39%+
Portfolio turnover                                                  7%
Net assets at end of period (000 Omitted)                  $    3,250

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.10% of average daily net assets. To the extent that actual expenses were over this limitation the net investment income per share and the ratios would have been:

    Net investment income                                        0.08
    Ratios (to average net assets):
      Expenses##                                           $     4.59%+
      Net investment income                                      1.64%+
 * For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Real Estate Investment Fund (the fund,) is a non-diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Equity securities reported through the NASDAQ system are reported at fair value. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities.

During the year ended June 30, 2001, accumulated undistributed net investment income decreased by $14,299, and accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $14,299 due to differences between book and tax accounting for capital gain dividends from REITs. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.70% of the fund's average daily net assets. The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Sun Capital Advisers, Inc. to assist in the performance of its services. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,242,288 and $219,544, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $3,017,046
                                                                ----------
Gross unrealized appreciation                                   $  218,147
Gross unrealized depreciation                                      (42,478)
                                                                ----------
    Net unrealized appreciation                                 $  175,669
                                                                ----------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                     PERIOD ENDED JUNE 30, 2001*
                                                     --------------------------
                                                          SHARES        AMOUNT
------------------------------------------------------------------------------
Shares sold                                              300,020    $3,000,200
Shares issued to shareholders in reinvestment
  of distributions                                         --            --
                                                         -------    ----------
    Net increase                                         300,020    $3,000,200
                                                         =======    ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the period ended June 30, 2001, was $16. The fund had no borrowings during the period.

                 --------------------------------------------
     This publication is authorized for distribution only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Institutional Trust and Shareholders of MFS Institutional Real Estate Investment Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Real Estate Investment Fund (one of a series comprising MFS Institutional Trust (the "Trust")), as of June 30, 2001, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 29, 2000 (commencement of investment operations), to June 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Real Estate Investment Fund at June 30, 2001, the results of its operations, the changes in its net assets and its financial highlights for the period from December 29, 2000 (commencement of investment operations), to June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 9, 2001

(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 IRT-2 8/01 400